EXHIBIT


       CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 33-52667) pertaining to Lincoln National
Corporation Employees'
Savings and Profit-Sharing Plan of our report dated May 11, 1994, with respect to the financial statements of the Lincoln National Corporation
Employees'
Savings and Profit-Sharing Plan included in this Annual Report
(Form 11-K) for
the year ended December 31, 1993.


                                                   /s/ Ernst &
Young

     Fort Wayne, Indiana
     June 23, 1994